Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

MILLAR WESTERN FOREST PRODUCTS LTD.

OFFER TO EXCHANGE

US$210,000,000 AGGREGATE PRINCIPAL AMOUNT OF 8.5% SENIOR NOTES DUE 2021

(CUSIP NUMBER [            ]),

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

FOR THE SAME AGGREGATE PRINCIPAL AMOUNT OF ITS

8.5% SENIOR NOTES DUE 2021 (CUSIP NUMBERS 599908 AF7/C55295 AC0).

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Millar Western Forest Products Ltd. (the “Company”) made pursuant to the prospectus dated [            ], 2012 (the “Prospectus”), if certificates for the outstanding US$210,000,000 aggregate principal amount of its 8.5% Senior Notes due 2021 (CUSIP Numbers 599908 AF7/C55295 AC0) (the “Initial Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York Mellon (the “Exchange Agent”) as set forth below. In addition, in order to utilize the guaranteed delivery, a Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

THE BANK OF NEW YORK MELLON

Exchange Agent

The Bank of New York Mellon Corporate Trust Operations - Reorganization Unit 101 Barclay Street – 7 East New York, NY 10286 Attention: Mr. David Mauer	By Facsimile: (for Eligible Institutions only) (212) 298-1915 Attention: Mr. David Mauer Confirm by Telephone: (212) 815-3687

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offer— Procedures for Tendering Initial Notes—Guaranteed Delivery Procedure” section of the Prospectus.

Principal Amount of Initial Notes

Tendered1

US$

If Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number

Account number

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X

X
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number: _____________________________________

Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

[1]	Must be in denominations of principal amount of US$1,000 and any integral multiple thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):

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GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer— Procedures for Tendering Initial Notes” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Name:
Zip Code	(Please Type or Print)

Area Code and Tel. No. ____________________________	Dated: __________________________________________

NOTE:	DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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